UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Daktronics, Inc.

(Name of Registrant as Specified in its Charter)

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DAKTRONICS, INC.

SUPPLEMENT DATED MARCH 24, 2025 TO

THE PROXY STATEMENT DATED MARCH 24, 2025

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 16, 2025

On March 24, 2025, Daktronics, Inc. (the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission in connection with a special meeting of shareholders to be held on April 16, 2025 (the “Proxy Statement”). The Company is providing this supplement (this “Supplement”) solely to correct a typographical error in the form of proxy included with the Proxy Statement (the “Proxy Card”). Due to an administrative error, an inapplicable legend (the “Legend”) was inadvertently included at the top of the second page of the Proxy Card. The corrected Proxy Card without the Legend is presented on the following page of this Supplement. The version of the Proxy Card that was first mailed to shareholders of the Company on or about March 24, 2025 is the corrected version without the Legend. No other changes have been made to the Proxy Statement or the Proxy Card.

PROXY DAKTRONICS, INC. Special Meeting of Shareholders April 16, 2025, at 8:00 a.m. Central Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DAKTRONICS, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby appoints Andrew D. Siegel and Carla S. Gatzke, and each of them, as proxies, each with full power of substitution and revocation, and hereby authorizes them, and each of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Daktronics, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at Daktronics, Inc., 201 Daktronics Drive, Brookings, South Dakota, 57006 on April 16, 2025, at 8:00 a.m. Central Time, and at any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. FOR ANY OTHER MATTER AS MAY BE PROPERLY RAISED AT THE SPECIAL MEETING, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION TO THE EXTENT PERMITTED BY RULE 14A-4(C). (Continued and to be marked, dated, and signed on the other side) â–² PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED, A Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at: https://web.viewproxy.com/Daktronics/2025SM

The Board of Directors recommends a vote “FOR” Proposal 1: Proposal 1. To approve the reincorporation of the Company from the State of South Dakota to the State of Delaware pursuant to a plan of conversion. FOR AGAINST ABSTAIN DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) Please indicate if you plan to attend this meeting Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) Please mark your votes like this The Board of Directors recommends a vote “FOR” Proposal 2: Proposal 2. To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. FOR AGAINST ABSTAIN Date Signature Signature (if held jointly) NOTE: If voting by mail, this proxy should be marked, dated, and signed by each shareholder exactly as such shareholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder. should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign using the full corporate name by a duly authorized officer, giving the full title as such. If the signatory is a partnership, please sign in the partnership name by an authorized person. CONTROL NUMBER â–² PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED, A CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please use only one of the following options to vote your proxy. Please have your 11-digit control number ready when voting by Internet or Telephone. INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/DAKTSM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.